UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report April 24, 2007

(Date of earliest event reported)

Main Street Trust, Inc.

(Exact name of Registrant as specified in its charter)

Illinois
(State or other jurisdiction of incorporation)
000-30031	37-1338484
(Commission File Number)	(I.R.S. Employer Identification Number)

100 W. University Ave., Champaign, Illinois	61820-4028
(Address of principal executive offices)	(Zip Code)
(217) 351-6500
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On April 24, 2007, Main Street Trust, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the quarter ended March 31, 2007.  The Press Release is attached hereto as Exhibit 99.1.

Item 8.01. Other Items

In the Press Release the Company also announced that its Board of Directors approved a cash dividend of $0.25 per share to be paid to all shareholders of record as of April 1, 2007 and which was paid on April 20, 2007.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

99.1         Press Release, dated April 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIN STREET TRUST, INC.

Dated: April 24, 2007	By:	/s/ David B. White
David B. White
Executive Vice President and Chief Financial Officer